Income Tax	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax

NOTE 15 – INCOME TAX

The provisions for income tax for the years ended December 31, 2013, 2012 and 2011 consist of the following:

	For the Years Ended December 31,
	2013	2012	2011
	(in thousands)
Federal:
Current	$(263)	$26,889	$3,396
Deferred	(1,389)	422	6,226
State:
Current	4	—	—
Deferred	(845)	—	—

	(2,230)	27,311	9,622
Change in valuation allowance	2,230	(422)	(6,226)

Income tax provision	$(263)	$26,889	$3,396

The expected tax expense (benefit) based on the statutory rate is reconciled with actual tax expense (benefit) as follows:

	For the Years Ended December 31,
	2013	2012	2011
U.S. Federal statutory rate	34.0%	35.0%	35.0%
Permanent differences:
Benefit of NOL carryback	(5.0)%	0.0%	0.0%
Other	2.8%	0.0%	0.0%
Change in valuation allowance	(27.7)%	(0.5)%	(22.6)%

Income tax provision	4.2%	34.5%	12.4%

Under ASC 805, “Business Combinations”, an acquirer should recognize and measure deferred taxes arising from assets acquired and liabilities assumed in a business combination in accordance with ASC 740. The financial statement loss includes losses that will not result in future deferred tax assets and therefore these losses are excluded.

The approximate tax effects of temporary differences, which give rise to the deferred tax assets and liabilities, are as follows:

	As of December 31,
	2013	2012
Deferred tax assets:
Net operating losses	$2,037	$—
Stock-based compensation	307	—
Intangible assets	4,874	4,988

Total deferred tax assets	7,218	4,988
Valuation allowance	(7,218)	(4,988)

Deferred tax asset, net of valuation allowance	—	—
Deferred tax liabilities
Acquired intangible assets	(39)	—

Net deferred tax liability	$(39)	$—

During the year ended December 31, 2011, Finjan, Inc. utilized the benefit of certain prior net operating loss carryforwards (“NOLs”). As of December 31, 2013 and 2012, the Company had NOL carryforwards of approximately $5.3 million and zero, respectively.

Utilization of the Company’s net operating loss may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such an annual limitation could result in the expiration of the net operating loss before utilization. During the years ended December 31, 2012 and 2011, the Company recorded a tax benefit of $1,563,807 and $2,704,437, respectively, related to the utilization of NOLs contributed by the Former Parent. Such benefits were recorded as a contribution to capital during the respective periods. For the year ended December 31, 2013 the Company recorded a tax benefit of $263,377 related to utilization of NOLs contributed by Finjan to the Former Parent. Such benefit was recorded as a dividend distribution to the former parent during the year.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary difference become deductible.

Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and taxing strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the deferred tax assets in excess of the deferred tax liabilities for each period, since it is more likely than not that the deferred tax assets will not be realized. The change in valuation allowance for the years ended December 31, 2013, 2012 and 2011 is $2.2 million, $(0.4) million and $(6.2) million, respectively.